Exhibit 99.1

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TEPPCO Partners, L.P.

Analyst and Investor Presentation
February 2005

Forward-looking Statements

•                                          The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws.  Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis.  No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission.  Although TEPPCO believes that all such statements contained in this presentationare based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units.  The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation.  See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affectsuch forward-looking statements.

TEPPCO Partners, L.P.

•                              One of the largest energy Master Limited Partnerships

•                              Formed in 1990 with headquarters in Houston, Texas

•                              Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

•                              Strong focus on corporate governance and serving interests of limited partners

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2004 Achievements

•                              Solid performance across all business segments

•                              EBITDA growth to $349 million, 6% above prior year

•                              Distribution increase to $2.65/unit; 5.6% growth in distributions paid

•                              Organic growth projects in 2004 position TEPPCO for further growth

•                        Upstream:  completion of Genesis integration and Basin expansion

•                        Jonah:  compression project increased capacity to 1.3 BCF/day

•                        Val Verde: new connections provide access to additional gas reserves

•                        Downstream:

•                  Northeast propane system expansion

•                  Cape Girardeau truck rack expansion

•                  Acquisition of ConocoPhillips Mont Belvieuassets

Record Income, EBITDA and Distributions

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*              Midpoint of expected ranges

Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Substantial Asset Growth

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Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

Volume Growth & Diversification

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The TEPPCO Systems

11,400 Miles of Pipelines in 16 States …

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… Strategically Positioned to Capitalize on Market Opportunities

TEPPCO’s Three Business Segments

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Upstream	Midstream	Downstream

Crude oil gathering,	Natural gas gathering	Refined products, LPG,
transportation, storage	and NGL	and petrochemical
and marketing	transportation and	transportation, storage
	fractionation	and terminaling

TEPPCO Corporate Strategy

Our Goal: To grow sustainable cash flow and distributions

•                              Focus on internal growth prospects

•                        Increase throughput on our pipeline systems

•                        Expand/upgrade existing assets and construct new pipeline and gathering systems

•          Target accretive acquisitions in our core businesses that provide attractive growth potential

•                        Utilize competitive strength from alignment with DEFS

•                              Operate in a safe, efficient and environmentally responsible manner

•                              Continue track record of consistent annual distribution growth

TEPPCO’s Upstream Business

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Upstream EBITDA Contribution

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*              Midpoint of expected EBITDA range

•                              Record Seaway volumes and revenues

•                              Genesis integration and Basin expansion completed

•                              2004 earnings benefited from favorable market conditions and some non-recurring revenues

•                              Pipeline integrity costs will impact 2005 results

Upstream Strategy

•                              Improve and expand services around existing asset base

•                        Focus activity in West Texas, South Texas and Red River areas

•                              Realize full potential of Seaway assets

•                        Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•                        Maximize value of Texas City marine terminal position

•                              Pursue acquisitions that complement existing market position and expand refinery supply base

•                              Implement operational improvements to reduce costs and risks

•                        Continue to rationalize assets and improve trucking operations

TEPPCO’s Midstream Business

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Midstream EBITDA Contribution

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*              Midpoint of expected EBITDA range

•                              Jonah growth continues in 2005 with increased volumes from 2004 compression project

•                        Phase IV expansion to 1.5 BCF/day capacity to be completed by year-end 2005

•                              Val Verde growth from infill drilling and connections to new gas production

Midstream Strategy

•                              Strong portfolio of high quality assets in prolific gas producing basins

•                        Assets positioned in basins playing an increasingly vital role in domestic gas supply

•                              Realize full potential of existing assets

•                        Increase throughput on Val Verde, Jonah and Chaparral systems

•                        Prudently expand capacity to meet customers’ needs

•                              Pursue acquisition opportunities providing long-lived, fee-based cash flows

Val Verde Gas Gathering System

•                              One of the largest Coal Bed Methane gas gathering and treating facilities located in San Juan Basin (1 BCF/day capacity)

•                        Provides fee-based services with long-term reserves dedications

•                              Near-term volume growth from Coal Bed Methane infill drilling and connections to adjacent systems

•                        Well completions occurring at a slower pace than originally expected

•                        Black Hills (conventional) and Red Cedar (coal bed methane) connections provide access to additional gas reserves

•                              Longer-term growth and increased throughput from conventional gas gathering and enhanced services

•                        Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Val Verde Gas Gathering Volumes

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Jonah Gas Gathering System

•                              Jonah System serves one of the most active onshore gas plays in North America, with 1.3 BCF/day capacity currently in place

•                        Provides fee-based services with long term reserves dedications

•                        Throughput more than double since TEPPCO purchase in 2001, with December 2004 volumes approaching 1.1 BCF/day

•                              Phase IV expansion to capacity of 1.5 BCF/day to be completed by year-end 2005

•                              Recent level of drilling activity expected to continue

•                        Limited year-round drilling recently approved for Pinedale field

•                        Increased well-density expected during 2005 for both Jonah and Pinedale fields

Jonah Gas Gathering Volumes

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TEPPCO’s Downstream Business

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Downstream EBITDA Contribution

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*              Midpoint of expected EBITDA range

** - includes $19 mm Pennzoil settlement

•                              Consistent volumes despite warm winter weather and unfavorable price differentials in 2004

•                              Northeast pipeline expansion and mid-continent terminal projects provide additional system capacity

•                              Pipeline integrity costs expected to decrease in 2005

Downstream Strategy

•                              Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall

•                        Recent experience indicates demand for USGC supply

•                              Pursue growth of TEPPCO/Centennial market share:

•                        Expand deliveries to existing markets and develop new markets

•                              Pursue growth of LPG market share

•                        Recent pipeline expansions and operating performance position TEPPCO to be more competitive with rail

•                              Pursue acquisitions both adjacent to and outside TEPPCO system

•                              Pursue development of refined products and petrochemical storage business

•                        Leverage Mont Belvieu assets and FINA operating experience

Integrity Management Program

•                              IMP regulation enacted December 2000, requiring inspection and repair of pipelines during five year period

•                        TEPPCO fully compliant with all regulations

•                              Costs driven by several factors

•                        Improved tools are finding more anomalies

•                        Repair costs higher due to repair methodology and required timing

•                        Inspecting more miles and executing long-term repair strategy

•                              Costs expected to moderate during 2005

•                        Broader array of repair alternatives on lower risk, less critical pipeline systems and improved cost management

•                        2005 IMP costs expected to be $39 MM

•                  $19 MM expense and $20 MM capital

2004 Performance / 2005 Outlook

•                              TEPPCO experienced both challenges and successes during 2004, illustrating strength of its diversified portfolio

•                        Higher costs from pipeline integrity and Sarbanes-Oxley compliance

•                        Outstanding performance across entire upstream business

•                        Strong Jonah performance offset by disappointing pace of Val Verde infill development

•                        Solid downstream results despite warm winter weather and challenging market conditions

•                              Expect 2005 EBITDA in range of $365 MM to $395 MM

•                        Revenue growth opportunities across all business segments

•                        Compliance costs expected to moderate

Balance Sheet and Distribution Coverage

•                              Year-end 2004 financial position

•                        Debt/capitalization:  59%; Debt/EBITDA:  4.1

•                        Outstanding debt: 61% fixed rate, 39% floating rate

•                        Weighted average interest rate on debt: 5.1%

•                        Stable, investment grade ratings:  S&P (BBB)   Moody’s (Baa3)

•                              Confident of ability to finance growth capital expenditures

•                        Closed end funds provide additional financing source

•                              Increased annual distribution by $.05/unit to $2.65/unit

•                        8% annual distribution growth rate since 1993

•                        2004 distribution payout 5.6% above 2003

•                        Will maintain appropriate balance between distribution growth and coverage

Consistent distribution growth

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TEPPCO unitholders have realized a 19% average annual return since 1990 IPO

Cumulative Return on Initial $1,000 Investment

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Summary

TEPPCO is well positioned for continued growth

•                              Strong asset positions in diversified businesses

•                              Visible internal growth prospects

•                              Disciplined approach to acquisitions

•                              Financial strength to fund growth initiatives

•                              Experienced personnel with customer service orientation

•                              Track record of consistent distribution growth

•                              Strict governance to ensure continued stakeholder trust and confidence

Reconciliation of Non-GAAP Measures

($ in Millions)	2005E(1)	2004	2003	2002	2001	2000

EBITDA

Net Income	175	142	126	118	109	77

Interest Expense-Net	80	72	84	66	62	45

Depreciation & Amortization (D&A)	102	113	101	86	46	36

TEPPCO Pro-rata

Percentage of Joint Venture Interest Expense and D&A	23	22	20	12	9	3

Total EBITDA	380	349	331	282	226	161

Note:

(1)          2/9/05 earnings release indicated a 2005E EBITDA range of $365 - $395 million

	2004
($ in Millions)	Downstream	Midstream	Upstream	TOTAL

EBITDA

Operating Income	71	83	33	187

Depreciation & Amortization (D&A)	43	57	13	113

Other - Net	1	—	—	1

Equity Earnings (Losses)	(3)	—	29	26

TEPPCO Pro-rata

Percentage of Joint Venture Interest Expense and D&A	15	—	7	22

Total EBITDA	127	140	82	349

Percentage of Total	37%	40%	24%	100%

	2005E(1)
($ in Millions)	Downstream	Midstream	Upstream	TOTAL

EBITDA

Operating Income	97	105	31	233

Depreciation & Amortization (D&A)	36	54	12	102

Other - Net	1	—	—	1

Equity Earnings	(1)	—	22	21

TEPPCO Pro-rata

Percentage of Joint Venture Interest Expense and D&A	16	—	7	23

Total EBITDA	149	159	72	380

Percentage of Total	39%	42%	19%	100%

Note:

(1)          2/9/05 earnings release indicated a 2005E EBITDA range of $365 - $395 million

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NYSE: TPP

www.teppco.com